Rule 497(e)

File Nos. 002-75503

811-03364

GREAT-WEST FUNDS, INC.

Great-West Short Duration Bond Fund

(the “Fund”)

Supplement dated November 1, 2012 to the Prospectus for the Fund and the Statement of Additional

Information, both dated May 1, 2012, as supplemented September 24, 2012

Effective immediately, the cover page of the Prospectus for the Fund and the cover page of the Statement of Additional Information are revised to include the Class L ticker symbol for the Fund. As a result, please note the addition of the Class L ticker symbol to the cover pages of the Prospectus and Statement of Additional Information as follows:

Great-West Short Duration Bond Fund

Initial Class Ticker: MXSDX

Class L Ticker: MXTDX

This Supplement must be accompanied by or read in conjunction with the current Prospectus and

Statement of Additional Information, each dated May 1, 2012, as supplemented September 24, 2012,

and should be retained for future reference.